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                                EXHIBIT 10.10.1
                                ---------------


                              CONSENT TO ASSIGMENT


          This Consent to Assignment ("Agreement") is entered into by and between Austins Lincoln, Inc., a Nebraska corporation ("Assignor"), Charlie's On The Lake, Inc., a Nebraska Corporation ("Assignee") and Jack Irwin ("Irwin") as of the date this Agreement its fully executed by the parties for good and valuable consideration including, but not limited to the promises and convenants herein.

          RECITALS:

          A. Assignor currently operates a restaurant in Lincoln, Nebraska, and owns certain business assets (the "Business Assets") as part of said business. Said business is operating pursuant to a Commercial Lease entered into March 15, 1993 (the "Commercial Lease") between Assignor as Lessee and Irwin as Lessor.

          B. Assignor desires to sell the Business Assets to Assignee.

          C. Assignor has requested that Irwin consent to the Assignment of the Commercial Lease in connection with the Assignor's sale of the Business Assets to Assignee. Irwin is willing to consent to such sale and Assignment upon the terms and conditions set forth herein below.

          D. That the performance of the Lessee of the Commercial Lease has been guaranteed by the Austins Steaks & Saloon, Inc., ("ASSI") and ASSI will continue to guaranty the performance of the Lessee pursuant to the Lease Guaranty originally executed by ASSI. Further, that Paul C. Schorr, III, will personally guaranty the performance of the Commercial Lease with the guaranty limited to $40,000.00.

          NOW, THEREFORE, it is agreed as follows:

          1. CONSENT. Irwin hereby agrees to the Assignment of the Commercial Lease to Assignee, effective as of the date this Assignment is fully executed, provided that Assignor and Assignee, as applicable, satisfy the conditions precedent set forth herein.

          Assignee hereby accepts the Assignment of the Commercial Lease and hereby specifically agrees to:

          a. Assume, keep, observe and perform all the conditions, covenants and obligations imposed on the Lessee as set forth in the Commercial Lease;


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          b. To make all payments which may hereafter become due to the
             Lessor under the Commercial Lease, according to the terms and conditions of the Commercial Lease; and

          2. CONDITIONS PRECEDENT. This Agreement and Irwin's consent granted pursuant hereto, is expressly subject to and conditioned upon Assignor and Assignee fulfilling the following conditions precedent and complying with the balance of the terms set forth hereinafter:

          a. All parties shall execute this Agreement and deliver the same to Irwin.

          b. All sums due and owing to Irwin pursuant to the Commercial Lease up to and including the date of this Agreement shall be paid in full.

          c. That Paul C. Schorr, III, ("Schorr") execute a personal guaranty of the performance of the Commercial Lease limited to $40,000.00.

          3. ASSIGNMENT. For good and valuable consideration, the receipt of which is specifically acknowledged, Assignor does hereby assign to the Assignee all of the Assignor's rights, title and interest to and in the Commercial Lease identified above

          4. CONTINUING OBLIGATIONS. The Assignor acknowledges that the terms of the Commercial Lease require that the Assignor continue to be bound to the terms, conditions, and covenants of the Commercial Lease following the Assignment. Assignor shall continue to be bound by said Commercial Lease.

          ASSI acknowledges that it has guaranteed the performance of the Lessee pursuant to a Lease Guaranty dated March 10, 1994, and that it will continue to be bound to the terms, conditions, and covenants of the Commercial Lease and the Lease Guaranty following the Assignment.

          The parties acknowledge and agree that the ASSI guaranty shall expire at the end of the Base Term of the Commercial Lease.

          5. ASSIGNEE'S REPRESENTATIVES. Assignee hereby represents and declares that the Assignee has relied wholly upon his individual judgment regarding the facts and circumstances surrounding the investigation, negotiation, and purchase of the business of the Business Assets and the assumption of the terms, conditions and obligations of the Commercial Lease. The decision to consummate the transaction by the Assignee is made without reliance upon any statement or representation of Irwin and, further, Assignee hereby releases Irwin and its affiliates from any action, cause of action, or loss arising from the Assignee's investigation and purchase of the Business Assets of the Assignor and the assumption of the obligations of the Commercial Lease.

          6. WARRANTIES. Assignor and ASSI hereby covenant, warrant and represent to and with Assignee and Irwin that they will indemnify and hold Assignee and Irwin harmless.


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from any and all claims or causes of action which may be made or asserted against Assignee or Irwin as a result of any act or omission by anyone, if such claim or cause of action is based upon any act or omission arising out of ownership, operation or management of the restaurant and if such act or failure to act occurred at any time prior to the date of the Assignment. Assignee hereby gives Assignor and Irwin the same indemnifications as a result of any act or omission by anyone or claims arising after the date of the Assignment.

    7. INDEMNIFICATION AND RELEASE. Assignor and Assignee hereby agree to defend, indemnify and hold Irwin harmless from and against any claims, demands, costs, attorney fees, or other damages or injuries which Irwin may sustain as the result of any dispute arising in connection with the sale of the Business Assets by Assignor to Assignee.

    Assignor and ASSI hereby release, acquit and forever discharge Irwin from any and all claims, actions, causes of action, demands, rights, damages, costs and expenses whatsoever, which they now have or which may hereafter accrue on account of or in any way growing out of any known or unknown, foreseen or unforeseen acts or failures to act and the consequences thereof arising out of the investigation, consideration, negotiation, execution of the Commercial Lease and the Guaranty and operation of the Business to the date of Assignment pursuant to the Commercial Lease.

    8. ASSIGNMENT. Article 12 of the Commercial Lease provides for certain rights of the Tenant to assign the Tenant's interest in the Commercial Lease. The parties hereby acknowledge and agree that as a result of the continuing obligation of ASSI and the Guaranty of Schorr, that said Article 12.a. shall be amended by the addition of the following:

         Notwithstanding anything to the contrary contained in this Commercial Lease, Tenant shall not voluntarily or by operation of law, assign, mortgage, sublet or otherwise transfer all or any part of Tenant's interest in the Commercial Lease without the consent of Austin's Steaks & Saloon, Inc., and Paul C. Schorr, III, so long as said individual and corporation are Guarantors of this Commercial Lease. Said consent may be withheld in the sole discretion of the Guarantors.

    9. NO WAIVER. Neither Irwin's consent to the proposed Assignment of the Commercial Lease by Assignor to Assignee, nor the terms of any agreement entered into between Assignor and Assignee to which Irwin is not a party, shall in any manner limit, waive, or alter any of Irwin's rights or obligations pursuant to the Commercial Lease or any guaranty thereof.

    10. ENTIRE AGREEMENT. This Agreement supersedes any prior agreement, oral or written, with respect to the subject matter hereof. The parties to this Agreement understand and agree that no representations, warranties, agreements, or covenants have been made with respect to this Agreement by Irwin, other than those set forth herein, and that in executing this Agreement the parties are not relying upon any representation, warranty, agreement or covenant of Irwin not set forth herein.

                                      ]3[


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    11.  AGREEMENT LEASE. This Agreement shall, in all [illegible]

    IN WITNESS WHEREOF, the [illegible]

    ASSIGNOR: [illegible]                  [illegible]


    By: /s/ [illegible]                    By: /s/ [illegible]
      ---------------------------------       ---------------------------------

        /s/ [illegible]                        /s/ [illegible]
      ---------------------------------       ---------------------------------

    [illegible]                            [illegible]

    By: /s/ [illegible]                    By: /s/ [illegible]
      ---------------------------------       ---------------------------------
                              President         [illegible]
      ------------------------

    STATE OF NEBRASKA       )
                            )vs.
    COUNTY OF LANCASTER     )

       [illegible]


    STATE OF NEBRASKA       )
                            )vs.
    COUNTY OF LANCASTER     )

    [illegible] 13th day of March [illegible]


                                      ]4[


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

STATE OF NEBRASKA     )
                      )vs.
COUNTY OF LANCASTER   )

                  The foregoing instrument was acknowledged before me this 13th day of March, 1998, by Paul C. Schorr, III, CEQ of Austins Steaks & Saloon, Inc., a Delaware corporation.

[NOTARY]              /s/
                      --------------------------------------
                      Notary Public

STATE OF NEBRASKA     )
                      )vs.
COUNTY OF DOUGLAS     )

                  The foregoing instrument was acknowledged before me this 13th day of March, 1998, by Yves Menard, President of Charlie's On the Lake, Inc., a Nebraska corporation.

                                     [NOTARY]

                                     --------------------------------
                                     Notary Public



                                      ]5[


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